UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 9, 2024

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.	Results of Operations and Financial Condition.

On October 10, 2024, SuRo Capital Corp. (“SuRo Capital” or the “Company”) issued a press release containing preliminary estimates of its results for the third quarter ended September 30, 2024 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 9, 2024, the Company issued an additional $5.0 million aggregate principal amount of its 6.50% Convertible Notes due 2029 (the “New Convertible Notes”) pursuant to the Notes Purchase Agreement, dated August 6, 2024 (the “Notes Purchase Agreement”), among the Company and the purchaser identified therein (the “Purchaser”). The New Convertible Notes were issued as additional notes under the Note Purchase Agreement, pursuant to which, on August 14, 2024, the Company issued, and the Purchaser purchased, $25.0 million aggregate principal amount of the Company’s 6.50% Convertible Notes due 2029 (the “Initial Convertible Notes” and together with the New Convertible Notes, the “Convertible Notes”).

The New Convertible Notes are being treated as a single series with the Initial Convertible Notes and have the same terms as the Initial Convertible Notes. The New Convertible Notes are fungible and rank equally with the Initial Convertible Notes. Upon issuance of the New Convertible Notes, the outstanding aggregate principal amount of the Company’s Convertible Notes became $30.0 million.

Interest on the Convertible Notes is paid quarterly in arrears on March 30, June 30, September 30, and December 30, at a rate of 6.50% per year, beginning September 30, 2024. The Convertible Notes will mature on August 14, 2029 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after August 6, 2027 upon the fulfillment of certain conditions. The Convertible Notes will be convertible into shares of the Company’s common stock at the Purchaser’s sole discretion at an initial conversion rate of 129.0323 shares of common stock per $1,000 principal amount of the Convertible Notes, subject to adjustment as provided in the Note Purchase Agreement.

The net proceeds from the offering of the New Convertible Notes will be used to repay outstanding indebtedness, make investments in accordance with the Company’s investment objective and investment strategy, and for other general corporate purposes. The Note Purchase Agreement includes customary representations, warranties, and covenants by the Company.

The foregoing description above does not purport to be complete and is qualified in its entirety by reference to the copy of the Note Purchase Agreement, which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2024 and incorporated by reference herein.

Item 8.01.	Other Events.

Preliminary Estimates and Investment Portfolio Update

On October 10, 2024, the Company disclosed the following information in the Press Release.

Preliminary Estimates of Results for the Quarter Ended September 30, 2024

As previously reported, SuRo Capital’s net assets totaled approximately $162.3 million, or $6.94 per share, at June 30, 2024, and approximately $212.0 million, or $8.41 per share, at September 30, 2023. As of September 30, 2024, SuRo Capital’s net asset value is estimated to be between $6.50 and $7.00 per share.

As of September 30, 2024, there were 23,378,002 shares of the Company’s common stock outstanding.

Investment Portfolio Update

As of September 30, 2024, the Company held positions in 36 portfolio companies – 32 privately held and 4 publicly held, some of which may be subject to certain lock-up provisions.

During the three months ended September 30, 2024, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount(1)
OpenAI Global, LLC – ARK Type One Deep Ventures Fund LLC(2)	Convertible Equity via Class A Interest	9/25/2024	$17.5 million
CoreWeave, Inc.	Common Shares	9/26/2024	$5.0 million

(1)	Amount invested does not include any capitalized costs or prepaid management fees or fund expenses, if applicable.
(2)	SuRo Capital is invested in the Convertible Equity of OpenAI Global, LLC through its investment in the Class A Interest of ARK Type One Deep Ventures Fund LLC. ARK Type One Deep Ventures Fund LLC’s sole portfolio asset for Class A Interest holders is the Convertible Equity of OpenAI Global, LLC.

During the three months ended September 30, 2024, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
Churchill Sponsor VII LLC	8/18/2024	N/A	N/A	$--	$(0.3 million)
OneValley, Inc. (f/k/a NestGSV, Inc.)(2)	8/29/2024	N/A	N/A	$3.0 million	$(6.6 million)
PSQ Holdings, Inc. (d/b/a PublicSquare) – Public Common Shares(3)	Various	359,845	$2.82	$1.0 million	$0.7 million
SPBRX, Inc. (f/k/a GSV Sustainability Partners, Inc.)(4)	9/30/2024	N/A	N/A	$0.4 million	$(6.8 million)
YouBet Technology, Inc. (d/b/a FanPower)(5)	8/22/2024	N/A	N/A	$--	$(0.8 million)

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	On August 29, 2024, SuRo Capital sold its remaining position in OneValley, Inc. (f/k/a NestGSV, Inc.).
(3)	As of September 30, 2024, SuRo Capital held 1,616,187 remaining PSQ Holdings, Inc. (d/b/a PublicSquare) public common shares.
(4)	On September 20, 2024, SPBRX, Inc. (f/k/a GSV Sustainability Partners, Inc.) dissolved its business and made a final distribution.
(5)	Investment made through SuRo Capital Sports, LLC.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its third quarter ended September 30, 2024 results in November 2024.

Investor Presentation

In addition, on October 10, 2024, the Company issued an investor presentation (the “Investor Presentation”), which the Company expects to post on its website. A copy of the Investor Presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute “forward-looking statements.” The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management's current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 4.1	Notes Purchase Agreement, dated August 6, 2024, by and between the Registrant and the purchaser party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 8, 2024).
Exhibit 99.1	Press Release dated October 10, 2024
Exhibit 99.2	Investor Presentation dated October 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2024	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary